IMPAIRMENT OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2019
Disclosure Of Impairment Of Non Current Assets [Abstract]
IMPAIRMENT OF NON-CURRENT ASSETS [Text Block]

12. IMPAIRMENT OF NON-CURRENT ASSETS

The recoverable amounts of the Company's CGUs, which include mining properties, plant and equipment are determined at the end of each reporting period, if impairment indicators are identified.  In previous years, commodity price declines led the Company to determine there were impairment indicators and assessed the recoverable amounts of its CGUs. The recoverable amounts were based on each CGUs future cash flows expected to be derived from the Company's mining properties and represent each CGUs value in use.  The cash flows were determined based on the life-of-mine after-tax cash flow forecast which incorporates management's best estimates of future metal prices, production based on current estimates of recoverable reserves and resources, exploration potential, future operating costs and non-expansionary capital expenditures discounted at risk adjusted rates based on the CGUs weighted average cost of capital.

As at December 31, 2019, the Company tested the recoverability of the Guanaceví CGU due to 2019 operational challenges and the El Compas CGU due to increased capital and operating costs than initially projected.  The Company determined that no impairment was required for either CGU.

For a discounted cash flow model, any modest decrease in any one key assumption in isolation could cause the estimated recoverable amount to be less than or equal to the net carrying value.